SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2005

Peet's Coffee & Tea, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Washington (State of jurisdiction)	0-32233 (Commission File No.)	91-0863396 (IRS Employer Identification No.)

1400 Park Avenue
Emeryville, California 94608-3520
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (510) 594-2100

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 4, 2005, Peet's Coffee & Tea, Inc. (the "Company"), announced via press release the Company's results for its first quarter ended April 3, 2005 and conducted a publicly-available conference call discussing those results. A copy of the Company's press release is furnished herewith as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Peet's Coffee & Tea, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peet's Coffee & Tea, Inc.

Dated: May 4, 2005	By:	/s/ Thomas Cawley
Thomas Cawley
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated May 4, 2005.